UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 25, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

              Nevada                  0-17371             90-0196936
  (State or other jurisdiction     (Commission       (I.R.S. Employer
of incorporation or organization)   File Number)     Identification Number)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                                 (405) 488-1304
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On October 25, 2006, Quest Resource Corporation issued a press release in which it announced its intention to host a conference call on November 15, 2006 to discuss its third quarter 2006 operating and financial results. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

     The following material is furnished pursuant to Item 9.01 as an exhibit to this Form 8-K.

     (d)   Exhibits

     Exhibit Number        Description
     --------------        -----------

          99.1             Press release of Quest Resource Corporation dated
                           October 25, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    QUEST RESOURCE CORPORATION



                                    By:   /s/ Jerry D. Cash
                                          --------------------------------
                                          Jerry D. Cash
                                          Chief Executive Officer

     Date: October 26, 2006


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


                        [QUEST RESOURCE CORPORATION LOGO]

News Release
For Immediate Release

Company Contact:
Jerry D. Cash, Chairman and Chief Executive Officer
David E. Grose, Chief Financial Officer
Phone: (405) 488-1304
Website: www.qrcp.net

               Quest Resource Corporation Invites You to Join Its
                   Third Quarter 2006 Earnings Conference Call

OKLAHOMA CITY - (PR Newswire) - October 25, 2006 - Quest Resource Corporation (NASDAQ NMS: QRCP), the largest operating company in the Cherokee Basin, will host a conference call to discuss third-quarter 2006 operating and financial results on Wednesday, November 15, 2006 at 9:00 a.m. Eastern time. There will be a question and answer period following the presentation. Quest Resource will release its third-quarter 2006 operating and financial results after market close on November 14, 2006.

Date:      Wednesday, November 15, 2006

Time:      9:00 a.m. EST
           8:00 a.m. CST
           7:00 a.m. MST
           6:00 a.m. PST

Call:      866-322-9730 (US/Canada) and 706-679-6054 (International)
           Passcode 9291397

Internet:  Live and rebroadcast over the Internet:  simply log on to
           www.qrcp.net

Replay:    Available through November 17, 2006 at 800-642-1687 (US/Canada) and
           706-645-9291   (International)   using   passcode   9291397  and  at
           www.qrcp.net

About Quest Resource Corporation
--------------------------------
Quest Resource is the largest producer of natural gas in the Cherokee Basin, which is located in southeast Kansas and northeast Oklahoma. The Company is a fully integrated E&P company, operating more than 1,500 producing wells which produce into its own 1,500+-mile gathering and transportation pipeline system, and uses its own fleet of drilling and completion equipment to meet its rapidly expanding drilling program. At year-end 2005, Quest had more than 1,860 locations in its drilling inventory. For more information, visit the Quest Resource website at www.qrcp.net.


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